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                                                                   EXHIBIT 10.24

                           REQUEST AND AUTHORIZATION

 PRINCIPAL    LOAN DATE    MATURITY    LOAN NO   CALL   COLLATERAL   ACCOUNT   OFFICER    INITIALS
$500,000,00               04-17-2005     9001                        0325608    K2980

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:   SENTIGEN, CORP. (TIN: 11-3534448)   LENDER:   WELLS FARGO BANK WEST,
            7600 JERICHO TURNPIKE, SUITE 100              NATIONAL ASSOCIATION
            Woodbury, NY 11797-1705                       ASPEN BRANCH
                                                          119 SOUTH MILL STREET
                                                          ASPEN, CO 81611

LOAN TYPE. This is a Fixed Rate (8.750%), Non-Revolving Line of Credit Loan to a Corporation for $500,000.00 due on April 17, 2005.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

         [ ] PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.

         [X] BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is:         Change in Terms.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $500,000.00 as follows:

UNDISBURSED FUNDS:                             $   286,399.24
AMOUNT PAID ON BORROWER'S ACCOUNT:             $   213,600.76
$213,600.76 Payment on Loan # 0325608-9001
                                               --------------

NOTE PRINCIPAL:                                $   500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

PREPAID FINANCE CHARGES PAID IN CASH:          $       500.00
        $500,00 Renewal Fee

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 30, 2000.

BORROWER:

Sentigen, Corp.

By: /s/ Joseph K. Pagano
   ------------------------------------
   Joseph K. Pagano, President

FIXED RATE. LINE OF CREDIT.     LASEH PRO, Reg, U.S. Pat. & T.M. Off., Ver. 3.28
                                (C) 2000 CFI Proservices, Inc. All Rights
                                Reserved, [CO-120 E3.28 F3.28 25935.LN C5.OVL]

                                     CERTIFIED COPY OF
                                     CORPORATE RESOLUTIONS AUTHORIZING GUARANTEE

PRIME CELLULAR, INC.
--------------------------------------------------------------------------------
Name of Corporation and properly filed assumed business name, if any

7600 JERICHO TURNPIKE STE 100, WOODBURY, NY 11797
--------------------------------------------------------------------------------
Address of principal place of business

I hereby certify that I am the secretary of the above-named corporation which is properly organized and existing under the laws of the State of Delaware; that the following is a true and correct copy of certain resolutions adopted at a lawful and valid meeting, or by unanimous written consent of the Board of Directors on April 18, 2000; that such resolutions have not been rescinded, modified or amended, and are now in full force and effect; and that such resolutions appear in the minute book of the corporation.

"Resolved, that any ONE (one, two, etc) of the following are hereby authorized on behalf of the corporation to guarantee the repayment of any indebtedness of

SENTIGEN, CORP. ("Borrower") to NORWEST BANK COLORADO, NATIONAL ASSOCIATION (the "Bank") on such terms and in such amounts as such officer or officers may determine, and to execute and deliver any and all documents evidencing the guarantee."

Typed                        Speciman  /s/ Joseph K. Pagano
Name  JOSEPH K PAGANO        Signature ____________________ Title PRESIDENT
Typed                        Speciman
Name  ______________________ Signature ____________________ Title ______________
Typed                        Specimen
Name  ______________________ Signature ____________________ Title ______________
Typed                        Speciman
Name  ______________________ Signature ____________________ Title ______________
Typed                        Speciman
Name  ______________________ Signature ____________________ Title ______________

"Resolved, that all existing pledges and guarantees of the corporation for the repayment of Borrower's indebtedness to the Bank are hereby ratified and confirmed."

"Resolved, that all similar resolutions authorizing a guarantee previously delivered to the Bank shall be deemed rescinded and cancelled effective upon delivery to the Bank of a certified copy of these new resolutions and upon notation by the Bank of receipt of such copy upon the Bank's copy of the previously delivered resolutions. The authority granted herein shall continue until written notification of termination or modification shall be received by the Bank and noted upon the Bank's certified copy of these resolutions."

I further certify that the person(s) above named presently hold(s) the office set forth opposite their names and the signatures appearing above are genuine signatures of the respective individuals.

Witness my hand and the seal of the corporation, this 18th day of April 2000

(Loan Form)

1.       BORROWER (name and address):

                           SENTIGEN, CORP.
                           7600 JERICHO TURNPIKE STE 100
                           WOODBURY, NY 11797

2.       GUARANTOR (name and address):

                           PRIME CELLULAR, INC.
                           7600 JERICHO TURNPIKE STE 100
                           WOODBURY, NY 11797

3.       BANK:             NORWEST BANK COLORADO,
                           NATIONAL ASSOCIATION 119
                           SOUTH MILL ASPEN,
                           CO 81611

4.       INDEBTEDNESS:

         All principal, interest and other obligations of Borrower to Bank now or hereafter existing, howsoever created, arising or evidenced, whether direct or indirect, voluntary or involuntary, absolute or contingent, liquidated or unliquidated, and whether Borrower may be liable individually or jointly with others, including the interest costs, and expenses set forth in paragraph 6.

5.       GUARANTEED AMOUNT:

         [X] All Indebtedness

         [ ] Limited to $________________________________________________of the
             principal portion of the Indebtedness, plus the interest, costs and expenses set forth in paragraph 6.

         THE TERMS AND CONDITIONS SET FORTH BELOW AND ON THE REVERSE SIDE ARE A PART OF THIS AGREEMENT.

         Dated: April 17, 2000

                                               PRIME CELLULAR, INC.

                                               BY /s/ JOSEPH K PAGANO
                                                 -------------------------------
                                                 JOSEPH K PAGANO, PRESIDENT

INDEMNIFICATION. (a) For value received, and in consideration of and as an inducement for loans, advances, or any other financial accommodation (the term financial accommodation is used in its most comprehensive sense to define any transaction or arrangement resulting in a debtor-creditor relationship) heretofore or at any time hereafter extended to or for the account of Borrower, Guarantor hereby unconditionally guarantees the prompt payment of the principal to the extent of the Guaranteed Amount, upon demand, when due, by reason of acceleration or otherwise, accrued interest on the principal amount thereof at such basic and default rates, as applicable, as are provided for in any promissory note (or, if no such note is in effect, at such rate as Borrower and Bank have agreed upon as applicable, in the absence of such agreement, at such rate as is then customary among the three largest Denver commercial lenders for financial accommodations). (b) Guarantor further agrees to indemnify Bank for all expenses, including without limitation fees, court costs and related legal expenses, incurred by Bank in endeavoring to collect the Guaranteed Amount, or thereof, or enforcing this guaranty. (c) The right of recovery against Guarantor under this guaranty is in addition to any other liability under any other obligations or guaranties of Guarantor for the benefit of Bank; and such right of recovery notwithstanding any right or power of Borrower or anyone else to assert any claim or defense as to the genuineness and validity or enforceability of any of the Indebtedness, any collateral security therefor or otherwise

                      CERTIFIED COPY OF CORPORATE RESOLUTIONS AUTHORIZING PLEDGE OF CORPORATE ASSETS FOR THE DEBT OF A THIRD PARTY

PRIME CELLULAR, INC.
--------------------------------------------------------------------------------
Name of Corporation and properly filed assumed business name, if any

7600 JERICHO TURNPIKE STE 100, WOODBURY, NY 11797
--------------------------------------------------------------------------------
Address of principal place of business

I hereby certify that I am the secretary of the above-named corporation which is properly organized and existing under the laws of Delaware; that the following is a true and correct copy of certain resolutions adopted at a lawful and valid meeting, or by unanimous written consent of the Board of Directors on April 18, 2000; that such resolutions have not been rescinded, modified or amended, and are now in full force and effect; and that such resolutions appear in the minute book of the corporation.

"Resolved, that any ONE (one, two, etc) of the following are hereby authorized on behalf of the corporation to endorse, deliver, pledge, mortgage, hypothecate and otherwise encumber any property, real or personal, of the corporation as collateral security for the repayment of any indebtedness of

SENTIGEN, CORP. ("Borrower") to NORWEST BANK COLORADO, NATIONAL ASSOCIATION (the "Bank") on such terms and for such amounts as such officer or officers may determine."

Typed                         Specimen
Name  JOSEPH K PAGANO         Signature /s/ Joseph K. Pagano  Title  PRESIDENT
Typed                         Speciman
Name ________________________ Signature______________________ Title_____________
Typed                         Speciman
Name ________________________ Signature______________________ Title_____________
Typed                         Speciman
Name ________________________ Signature______________________ Title_____________
Typed                         Speciman
Name ________________________ Signature______________________ Title_____________

"Resolved, that all existing pledges, mortgages, assignments, hypothecations, endorsements and encumbrances of the corporation to secure the repayment of such indebtedness are hereby ratified and confirmed."

"Resolved, that all similar resolutions previously delivered to the Bank shall be deemed rescinded and cancelled effective upon delivery to the Bank of a certified copy of these new resolutions and upon notation by the Bank of receipt of such copy upon the Bank's copy of the previously delivered resolutions. The authority granted herein shall continue until written notification of termination or modification shall be received by the Bank and noted upon the Bank's certified copy of these resolutions."

I further certify that the person(s) above named presently hold (s) the office set forth opposite their names, and the signatures appearing above are genuine signatures of the respective individuals.

Witness my hand and the seal of the corporation, this 18th day of APRIL 2000